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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 30, 1997





                             LDM Technologies, Inc.
             (Exact name of registrant as specified in its charter)






     Michigan                          333-21819                     38-269-0171
----------------------------          -------------          -------------------
(State or other jurisdiction           (Commission              (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)


     2500 Executive Hills Drive, Auburn Hills, Michigan 48326
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     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code  (248) 858-2800


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Item 2.  Acquisition or Disposition of Assets

     On September 30, 1997 LDM Technologies, Inc., a Michigan corporation ("Registrant"), pursuant to the terms of a Stock Purchase Agreement dated September 30, 1997 ("Agreement") filed as Exhibit 1 to this report on Form 8-K, acquired from the various stockholders of Kenco Plastics, Inc., a Michigan corporation, and Kenco Plastics, Inc., a Kentucky corporation (collectively, the "Kenco Companies") all of the outstanding shares of capital stock of the Kenco Companies (the "Kenco Acquisition"). At the same time and pursuant to the Agreement, the Registrant purchased substantially all of the operating assets of Narens Design & Engineering Co. ("Narens"), a Michigan corporation ("Narens Acquisition") consisting of plant, equipment and inventory.

     The aggregate purchase price paid for the capital stock in the Kenco Acquisition was $25,600,000 cash, subject to adjustment based on a closing date balance sheet to be dated September 30, 1997, and the aggregate purchase price paid for the assets in the Narens Acquisition was $1,900,000 cash. The funds required for the purchase price were acquired by the Registrant under its Senior Credit Facility with Bank America Business Credit, Inc., as agent, for itself and a group of banks.

     There was no material relationship between the stockholders of the Kenco Companies and Narens and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

     The Kenco Companies and Narens are engaged in the business of designing, engineering and manufacturing blow molded plastic parts for automotive original equipment manufacturers. The business and operations of the Kenco Companies and Narens will be continued by the Registrant substantially as they were conducted prior to the acquisitions.


Item 7.  Financial Statements and Exhibits

            (a) Financial statements of business acquired: It is impracticable to file the required financial statements for the acquired businesses at the time this report on Form 8-K is filed. The Registrant will file such financial statements by an amendment on or before December 15, 1997.

            (b) Pro forma financial information: It is impracticable to file the required pro forma financial information at the time this report on Form 8-K is filed. The Registrant will file such pro forma financial information by an amendment on or before December 15, 1997.

            (c)  Exhibits

            1. Stock Purchase Agreement among Registrant and the various stockholders of Kenco Plastics, Inc., a Michigan corporation, and Kenco Plastics, Inc., a Kentucky corporation, and Narens Design & Engineering Co., a Michigan corporation, dated September 30, 1997.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     LDM TECHNOLOGIES, INC.



                                     By: Gary E. Borushko
                                         -------------------------
                                         Gary E. Borushko
                                         Chief Financial Officer


Dated:  October 14, 1997












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                              INDEX TO EXHIBITS


EXHIBIT NO.                                           DESCRIPTION
-----------                                           -----------

Exhibit 1                                             Stock Purchase Agreement